                                                                   EXHIBIT 10.31

                      [CONFIDENTIAL TREATMENT REQUESTED]

                              PURCHASE AGREEMENT

                     ULTRADATA'S CALIFORNIA SERVICE BUREAU

ULTRADATA Corporation, a Delaware corporation ("ULTRADATA") and Premier Systems, Incorporated, an Iowa corporation ("PSI") hereby enter into this agreement for the transfer of ULTRADATA's service bureau located at 5000 Franklin Drive, Pleasanton, CA 94588 (the "California Bureau"):

1. "CU CONTRACTS" means all of ULTRADATA's rights under its data processing contracts with the credit unions listed below (the "Contracted CUs"). ULTRADATA hereby assigns to PSI, and PSI hereby assumes, all of its rights in and obligations under the CU Contracts, effective as of September 30, 1997(the "Closing Date"). If ULTRADATA does not have the right to unilaterally assign a CU Contract, then the sale of that contract is subject to ULTRADATA's ability to obtain that credit union's consent to this assignment. PSI agrees to use its best efforts to assist ULTRADATA in obtaining from each Contracted CU a novation of its respective CU Contract eliminating ULTRADATA as a party thereto as soon as practicable following the Closing Date.

2. PURCHASE PRICE. PSI will buy, and ULTRADATA will sell, Hardware and CU Contracts as detailed in sections 1 and 4, and ULTRADATA will license the Software as detailed in section 3, for a purchase price of $1,100,000 as adjusted pursuant to section 1 and subsection 2.C. Hardware and Software that is licensed or assigned to PSI as applicable under this Agreement is listed on Schedules A-1 through A-4, attached hereto and incorporated by this Agreement. PSI will pay the purchase price in cash as follows:

     A.  A $250,000 down payment payable upon execution of this Agreement.

     B. Four quarterly payments of $125,000 each payable on December 31, 1997, March 31, 1998, June 30, 1998, and September 30, 1998.

     C. Four quarterly "Hold Back" payments of $87,500 each payable during the second year of this Agreement on December 31, 1998, March 31, 1999, June 30, 1999, and September 30, 1999. Quarterly Hold Back payments described herein are contingent upon the Contracted CU remaining on the PSI bureau through out the calendar quarters ended on the above dates; provided however, the second year Hold Back payments assigned to each Contracted CU, as listed on Schedule B, will be paid to ULTRADATA within 30 days of the Contracted CU signing a PSI contract of three years or greater. The balance of the remaining Quarterly Hold Back payments will be reduced by the acceleration of payments to ULTRADATA by PSI, if a PSI Agreement with a Contracted CU is signed prior to the end of the scheduled payment.

______________
* Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and filed separately with the Securities and Exchange Commission.

     D. If a Contracted CU converts off the PSI bureau any time prior to signing a contract with PSI or September 30, 1999, whichever is earlier, the Quarterly Hold Back payments will be reduced on a pro-rata basis as defined on Schedule B.

3. "SOFTWARE" when capitalized means all of the software currently used by ULTRADATA in the operation of the California Bureau for the benefit of the Contracted CUs, including operating programs, data base programs, modules, custom programs, interfaces, and related programs, whether developed by ULTRADATA or by one or more third parties. Schedules A-1 through A-4 as applicable, detail Software licensed and or assigned under this Agreement.

     A. ULTRADATA STANDARD PROGRAMS. To the extent the Software is comprised of programs developed by ULTRADATA of a type that ULTRADATA is currently licensing to PSI pursuant to the Software Agreement, these programs (including AIX/UNIX, UniData, Uniplex, ALPS, and FSP), such Software will be deemed to be licensed under the Software Agreement, and PSI's rights in the Software will be determined pursuant to the Software Agreement. For purposes of this Agreement, "Software Agreement" means that certain Software and Services Agreement between ULTRADATA and PSI effective as of July 1, 1997.

     B. ULTRADATA CUSTOM PROGRAMS. ULTRADATA grants PSI a nonexclusive license, pursuant to the terms and conditions of the Software Agreement, to use all Software which is comprised of programs developed by ULTRADATA which are not of a type that ULTRADATA is currently licensing to PSI pursuant to the Software Agreement. This includes custom programs and related third party interfaces, such as online ATM interfaces and shared branching interfaces. PSI will have the right under this license to use this Software on any system operated by PSI within the scope of the licenses granted under the Software Agreement. ULTRADATA will provide PSI with a copy of the source code for this Software upon request to enable PSI to support and maintain this Software.

     C. OTHER PROGRAMS. ULTRADATA will assign to PSI all of its rights in the license's of Software which is comprised of programs developed by someone other than ULTRADATA and used solely by the California Bureau, subject to the terms and conditions of the agreement under which ULTRADATA obtained such Software.

4. "HARDWARE" means the equipment listed on Schedules A-1 through A-4 as applicable, whether located at the California Bureau or at a Contracted CU. To the extent the Hardware is leased to Contracted CUs, ULTRADATA hereby assigns to PSI, and PSI hereby assumes, all of ULTRADATA's rights in and obligations under these leases, and ULTRADATA's sale of the leased items is subject to the rights of the Contracted CUs pursuant to these leases. Schedule A includes a list of all such leases. ULTRADATA warrants that it has good title to the Hardware, free and clear of all liens and encumbrances other than the leases to the Contracted CUs of equipment located at these credit unions and any rights or encumbrances imposed by the original lessor of any Hardware not owned by ULTRADATA. ULTRADATA warrants that the Hardware is in good operating condition, and that the IBM R40 CPU located at the California Bureau is under a maintenance contract with IBM. ULTRADATA assigns to PSI all of ULTRADATA's rights in the manufacturer's warranties for the Hardware. PSI will coordinate moving the Hardware from ULTRADATA to PSI and will assume the costs of packaging, shipping and other related costs. PSI agrees to use its best efforts to assist ULTRADATA in obtaining from each Contracted CU a novation of any Hardware lease eliminating ULTRADATA as a party thereto as soon as practicable following the Closing Date.

5.  TRANSITION PROVISIONS.

      A. HOLD HARMLESS. PSI is not assuming any of ULTRADATA's contracts with third party vendors, including maintenance contracts and contracts for data lines, other than lease agreements with respect to the Hardware as specified in section 4 above. Subject to the terms and conditions hereof, ULTRADATA agrees to hold PSI harmless from any claims under these vendor contracts and from any claims by a Contracted CU for services performed or which should have been performed by ULTRADATA pursuant to a CU Contract prior to the Closing Date. PSI agrees to hold ULTRADATA harmless from any claims by a Contracted CU for services performed or which should have been performed, and for any other claim or liability arising out of the CU Contracts, Hardware, assigned Hardware leases or activities of PSI as contemplated under this Agreement, on or after the Closing Date. The party granting a hold harmless will also hold the other party harmless from the costs of defending against such a claim, including reasonable attorneys' fees; provided that as a condition to the obligations of the party responsible for holding harmless (the "Indemnifying Party") under this subsection 5.A, the other party (the "Indemnified Party") will (a) promptly notify the Indemnifying Party of any such claim; (b) tender full control of the defense and settlement of such claim to the Indemnifying Party, provided that the Indemnified Party will have the right to reasonably approve the counsel selected by the Indemnifying Party and to participate at its own expenses in such defense and settlement, and provided further that the Indemnifying Party will not settle any such claim in a manner materially adverse to the Indemnified Party without the Indemnified Party's written consent, which will not be unreasonably withheld or delayed; and (c) provide such assistance as the Indemnifying Party may reasonably request.

      B. OPERATIONAL SUPPORT. ULTRADATA will provide operational support to the California Bureau consistent with the operational support provided by ULTRADATA prior to the Closing Date until April 30, 1998 or until an earlier date specified by PSI with at least 30 days advanced written notice. This operational support will include full staffing of the California Bureau in accordance with current levels of personnel including the weekend work necessary to convert Contracted CUs to PSI's facility, first level CRC to the California Bureau, disaster recovery and back up support for the California Bureau. PSI will pay ULTRADATA **** per month for this operational support. Payment will be made on the last business day for each month by wire transfer, under this operational contract. During this period of operational support, ULTRADATA will provide PSI with remote access to the computer system at the California Bureau under specifications established by PSI and mutually agreed upon by both parties.

      C. CONVERSION SUPPORT. ULTRADATA will assist PSI in the planning and conversion of Contracted CUs from the California Bureau to PSI's West Des Moines facility. ULTRADATA will provide reasonable levels of training to PSI personnel on the custom modules and interfaces used at the California Bureau, and ULTRADATA will provide support in accordance with the support provided under the Software Agreement for these modules and interfaces for a reasonable time after the conversion to PSI's West Des Moines facility as mutually agreed upon by both parties.

      D. LICENSE FEES. **** PSI will use best efforts to obtain signed processing agreements with each Contracted CU as soon as practicable following the Closing Date. Within 24 months after the Closing Date and provided a Contracted CU has signed a processing agreement with PSI, PSI will pay ULTRADATA **** of the software license and maintenance fees specified in the Software Agreement or other applicable agreement. During this 24 month period, the members of the Contracted CU's will be treated as members in excess of **** members for purposes of applying the license and maintenance fees under section 6.2 of the Software and Services Agreement. After the end of this 24 month period, PSI will pay the full amount of the software license and maintenance fees specified in the Software Agreement or other applicable agreement; provided however, at all times following the Closing Date, PSI will pay to ULTRADATA the full cost of software license and maintenance fees applicable to new software licensed for use by a Contracted CU. PSI shall obtain ULTRADATA's prior written

______________
* This information has been omitted as the Company is seeking confidential treatment for such information.

           approval of any processing agreement between PSI and a Contracted CU, which has a term of less than 36 months.

      E. NON-COMPETE. ULTRADATA will not convert a Contracted CU to an in-house system utilizing the ULTRAFIS software for a period of **** following the Closing Date. ULTRADATA will not Participate in the Business of operating a service bureau to service any of the Contracted CUs utilizing ULTRAFIS software for a period of **** after the Closing Date. "Participate in the Business" means to operate or invest in such a service bureau, or to license the use of ULTRAFIS software to an unrelated service bureau if ULTRADATA has received written notice at the time of licensing that the service bureau intends to service any of the Contracted CUs.

6. LIMITATION OF WARRANTIES. Except as set forth in this agreement, ULTRADATA will provide the Software and the Hardware "AS IS" WITH NO WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR WARRANTIES ARISING FROM A COURSE OF DEALING OR TRADE PRACTICE.

7. LIMITATIONS OF LIABILITY. The Software Agreement is unaffected by this new Agreement. With the exception of the Software Agreement, the commitments explicitly stated in this Agreement will be the only obligations of the parties with respect to the subject matter of this Agreement. NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, OR EXEMPLARY DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, whether based on breach of contract, tort, negligence, product liability, or otherwise, or whether the party has been advised of the possibility of such damage.

8.   GENERAL PROVISIONS.

      A. ASSIGNMENT. Neither party may assign this Agreement without the prior written consent of the other party.

      B. INTERPRETATION OF THIS AGREEMENT. With the exception of the Software Agreement, this Agreement constitutes the entire contract between the parties as of the Closing Date. With respect to the Software Agreement, the provisions of section 5.D of this Agreement will control over the provisions of the Software Agreement to the extent specified in Section 5.D.. This Agreement revokes and replaces all other prior written or oral contracts between the parties covering the same subject matter with respect to performance after the Closing Date. This Agreement can only be modified by a written letter or other document signed by both parties. The use of the term "including" followed by







* This information has been omitted as the Company is seeking confidential treatment for such information.

           examples means that the examples are illustrative of the general concept, but the examples are not intended to be an exhaustive recitation of the general concept. If any provision of this Agreement is found invalid or unenforceable, that provision will be enforced to the maximum extent permissible, and other provisions of this agreement will remain in force.

      C. VENUE AND GOVERNING LAW. If PSI deems it appropriate to initiate litigation, such litigation will be commenced in California and be pursuant to California law. If ULTRADATA deems it appropriate to initiate litigation, such litigation will be commenced in Iowa and be pursuant to Iowa law.

      D. FORCE MAJEURE. Neither party will be responsible for any failure to perform due to causes beyond its reasonable control, including but not limited to, acts of God, war, riot, civil or military authorities, fire, flood, earthquake, accident, or labor dispute.

      E. INDEPENDENT CONTRACTOR. The parties are independent contractors. There is no relationship of partnership, joint venture, franchise, or agency between the parties.

      F. NOTICES. A party will give formal notices required by this agreement to the other party's chief executive officer at the other party's principal office. Formal notices will be given by either first class mail or overnight courier service.

ULTRADATA CORPORATION                          PREMIER SYSTEMS, INCORPORATED

By:        /s/ Philip D. Ranger                By:     /s/ Thomas Griffiths

Name:     Philip D. Ranger                     Name:   Thomas Griffiths

Title:    Vice President and CFO               Title:  Chairman

Date:     September 30, 1997                   Date:   September 30, 1997

                              Purchase Agreement
                                 Schedule A-1

-----------------------------------------------------------------------------------------------------------------------------------
                                              SERVICE BUREAU EQUIPMENT INVENTORY
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
ITEM # SERIAL #  DESCRIPTION              MAKE                   MODEL            QUANTITY        USE
-----------------------------------------------------------------------------------------------------------------------------------
   1             CPU                      HP                     H70                     1        Host CPU
   2             CPU                      HP                     E45                     1        Optical Server
   3             CPU                      REST                                           2        Remote Banking Servers
   4             CPU                      Intervoice             IBM PS/2 77s            1        VRIII PC
   5             Terminal/Keyboard        HP                     700/96                  2        Host & Optical Console
   6             Terminal/Keyboard        Optiquest              1000S                   2        Remote Banking Console & Terminal
   7             Terminal/Keyboard        IBM                    14L8                    1        VRIII Console
   8             UPS                      Emerson                AccuTower               1        Host System UPS
   9             UPS                      Emerson                AccuPower Gold          2        Comm Equip UPS
  10             UPS                      A{C                    SmartUPS 1400           1        Remote Banking UPS
  11             SureStore Optical        HP                     330fx                   1        Optical Disk Storage
  12             Printer                  Okidata                MicroLine 184 Turbo     1        Host Monitor Printer
  13             Terminal/Keyboard        Wyse                   Wyse50                  1        Host Terminal
  14                                      REST                   SupraExpress 33.6       1        Remote Banking
  15             Annex                    Xylogics               Annex3                  3
  16             Synchronous Engine       Telamon                N/A                    12        Bisynch 0
  17                                                                                              Bisynch 1
  18                                                                                              Bisynch 2
  19                                                                                              Bisynch 3 (LBS)
  20                                                                                              ESP Live ATMs
  21                                                                                              PAR ATMs
  22                                                                                              SIL Shared Branch
  23                                                                                              SSS ATMs
  24                                                                                              BVF ATMs
  25                                                                                              OAK ATMs
  26                                                                                              SIL Live ATMs
  27             Modem                    AJ                     1445                    2        Security Modems
  28             Modem                    Codex                  3512                    1        JEF Shared Branch
  29             Modem                    Codex                  2660                    1        (Not connected)
  30             Modem                    Codex                  3380                    1        PARISHIONERS
  31             Modem                    Codex                  3261                    2        Bisynch Transmissions
  32             Modem                    Codex                  3260                    2        Bisynch Transmissions
  33             Modem                    Codex                  2205                    1        Bisynch Transmissions
  34             Modem                    Racal-Milgo            OmniMode 96             1        SIL ATM's (owned by EDS)
  35             Modem                    Practical Peripherals  PM144MT2                2        ALPS Credit Report
  36             Modem                    Practical Peripherals  PM288MT II V.34         1        ALPS Credit Report
  37             DSU                      Codex                  3500                    4        JEF
  38                                                                                              OAK
  39                                                                                              SIL3
  40                                                                                              SIL2
  41             DSU                      ADTRAN                 DSU SW56 DBU            3        CAL
  42                                                                                              SIL Main(1)
  43                                                                                              SIL Main(2)
  44             DSU                      Motorola UDS           SW 56 11                1        Dial Backup (owned by Deluxe)
  45             DSU                      Motorola               3520                    1        Owned by Deluxe
  46             ISU Terminal Adaptor     ADTRAN                 ISU 2X64                1        ISDN restoral for CU's
  47             Router                   3COM                   Netbuilder II           1        Frame Relay
  48             T1DSU                    ADTRAN                 TSU                     2        MCI Frame Relay
  49                                                                                              GST Frame Relay
  50             Power Sensor             Sensaphone             1000                    1
  51             Hub                      Gateway                G/EtherTwist            1        LAN Connection
  52             Open Network Server      TyLink                 ONS150                  1
-----------------------------------------------------------------------------------------------------------------------------------

                              Purchase Agreement
                                 Schedule A-2
                        Service Bureau IBM Information

------------------------------------------------------------------------------------------------------------------------
IBM System
------------------------------------------------------------------------------------------------------------------------

------------------
Unix Licenses
------------------
UniData Licenses
------------------
Uniplex Licenses
------------------
Uniplex Release
------------------
Ultrafis Release
------------------
ALPS Release
------------------
ALPS Licenses
------------------
VR Level (2,3,4)
------------------
VR @ UD?
------------------
ATM Online/Offline
------------------
ATM Vendor
------------------
Shared Branch y/n
------------------
SB Vendor
------------------
Optical MR y/n
------------------                                                  * * * *
UA Release
------------------
Debit/Visa Vendor

------------------
VISA Level (1,4)
------------------
ACH/Deposit
Network Vendor
------------------
Share Draft
Processor
------------------
System
Hardware:
------------------
Model
------------------
Memory
------------------
Disk
------------------
Tape Drives
------------------

IBM System          SIL              FAM              BV               CSC              SSS              CVA
Unix Licenses
------------------
UniData Licenses
------------------
Uniplex Licenses
------------------
Uniplex Release
------------------
Ultrafis Release
------------------
ALPS Release
------------------
ALPS Licenses
------------------
VR Level (2,3,4)
------------------
VR @ UD?
------------------
ATM Online/
Offline
------------------
ATM Vendor
------------------
Shared Branch                                                     * * * *
y/n
------------------
SB Vendor
------------------
Optical MR y/n
------------------
UA Release
------------------
Debit/Visa
Vendor
------------------
VISA Level (1,4)
------------------
ACH/Deposit
Network Vendor
------------------
Share Draft
Processor
------------------
System
Hardware:
------------------
Model
------------------
Memory
------------------
Disk
------------------
Tape Drives
------------------

______________
* This information has been omitted as the Company is seeking confidential treatment for such information.

                              Purchase Agreement
                                 Schedule A-3


-------------------------------------------------------------------------------
                    Service Bureau Credit Unions Using ALPS
-------------------------------------------------------------------------------


                  CREDIT UNION               NUMBER OF MEMBERS


                                                  * * * *


                                            ------------------
                  Total                           * * * *

______________
* This information has been omitted as the Company is seeking confidential treatment for such information.

                              Purchase Agreement
                                 Schedule A-4


-------------------------------------------------------------------------------
                Third Party Interfaces on the Service Bureau
-------------------------------------------------------------------------------


             Interface For:       Interface With (vendor):
             Share Drafts         WesCorp
                                  Bank of the West
                                  First National Bank
                                  Travelers
                                  Federal Reserve Bank
                                  Colorado CU League

             ------------------------------------------------
             ACH & Deposit        Federal Reserve Bank
             Network              EIS
                                  WesCorp

             ------------------------------------------------
             Debit/Visa           EIS
                                  Equifax/First Security

             ------------------------------------------------
             ATM                  Deluxe on-line
                                  FiServ off-line
                                  Deluxe off-line
                                  Trans Alliance off-line
                                  EDS on-line
                                  EDS off-line

             ------------------------------------------------
             Shared Branch        Deluxe

             ------------------------------------------------

                                 SCHEDULE B

                   Contracted CU's and Holdback Allocation

--------------------------------------------------------------------------------
                                           Second Year                Monthly
"Contracted CU"                             Hold Back                Hold Back
                                            Allocation               Allocation
--------------------------------------------------------------------------------
 Total Hold Back Allocation                 $350,000                  $29,167
================================================================================

______________
* This information has been omitted as the Company is seeking confidential treatment for such information.